UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.) (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/09

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund (formerly, Dreyfus Premier New Leaders Fund)

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus Active MidCap Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow. After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began.While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity. Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Warren Chiang, Prabhu Palani and C.Wesley Boggs, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Active MidCap Fund’s Class A shares produced a total return of 8.10%, Class B shares returned 7.59%, Class C shares returned 7.62% and Class I shares returned 7.82%.1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, produced a total return of 9.96% for the same period.2

Stocks declined during the first two months of the reporting period under pressure from recession-related concerns, then bounced back during the final four months, led by low-priced, previously beaten down issues.While all market-capitalization ranges ended the reporting period in positive territory, midcap stocks significantly outperformed their large- and small-cap counterparts. The fund participated in the market's advance, but its relatively light exposure to the lower-priced, lower-quality stocks that led the rally caused its returns to underper-form the benchmark.

On a separate note, effective February 14, 2009,Warren Chiang, Prabhu Palani and C.Wesley Boggs became the fund’s primary portfolio managers, and on April 9, 2009, Dreyfus New Leaders Fund was renamed Dreyfus Active MidCap Fund.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midsize companies.The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on: a long-term relative valuation model that utilizes forward looking estimates of risk and return; and an Earnings Sustainability

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

(ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows. Measures of ES help stock selection strategy by tilting the fund’s portfolio away from stocks with poor ES and tilting it toward stocks with strong ES; and a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks. The portfolio managers construct the fund’s portfolio through a systematic structured approach, focusing on stock selection. The fund generally attempts to have a neutral exposure to sectors, industries and capitalizations relative to the Russell Midcap Index.

MidCap Stocks Rallied after Hitting Multi-Year Lows

During the opening months of 2009, the U.S. stock market continued to decline amid a severe recession characterized by rising unemployment, plunging housing prices and depressed consumer confidence. At the same time, the world was in the grip of a global banking crisis, in which massive investment losses led to the failures of some of the world’s major financial institutions. These influences had fueled a severe bear market over the second half of 2008, and additional losses early in the reporting period drove stock market averages to multi-year lows.

Although economic fundamentals showed few signs of improvement at the time, market sentiment grew more optimistic in early March as aggressive remedial measures adopted by government and monetary authorities appeared to avert a collapse of the banking system, and investors looked forward to better economic times. Bargain hunters began to bid beaten-down stock prices higher, fueling a sustained market rally that persisted through the end of June. The strong rally generally enabled midcap stocks to more than offset the ground they had lost earlier in the reporting period.

Stock Selections Drove Fund Performance

The fund’s stock selection process produced a few minor overweighted and underweighted positions in individual sectors. Most notably, slightly underweighted exposure to financial stocks bolstered the fund’s performance, while modestly overweighted exposure to the health care sector detracted from returns. Nevertheless, the fund generally maintained its sector-neutral stance, allowing individual stock picks to drive its relative performance.

The fund’s best single performer on a relative basis proved to be global lodging provider Wyndham Worldwide, which rose on the strength of better-than-expected earnings.Another top holding, diversified chemical maker Eastman Chemical, also delivered strong earnings, which led to several analyst upgrades. Individual financial sector holdings, such as asset management firm Principal Financial Group and insurers Protective Life and Genworth Financial, further enhanced the fund’s relative performance.

On the downside, Endo Pharmaceuticals Holdings fell sharply in response to regulatory and product concerns after announcing its intention to buy Indevus Pharmaceuticals in March. Concerns regarding student loan reimbursements and other regulatory issues took a toll on education provider Apollo Group. Other lagging performers included resort and casino owner MGM Mirage and video game retailer GameStop, both of which lost ground in May due to company-specific issues.

Finding Ways to Reduce Risks

We have been encouraged by the broadening trend in market strength that we noted during the final months of the reporting period. In particular, the market once again appears to be rewarding earnings strength, quality and sustainability, all of which are important components of our quantitative stock selection model along with various valuation metrics and measures of market sentiment.We remain confident in our investment approach, including generally neutral exposure to the sectors and industry groups represented in the benchmark.

July 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain portfolio expenses by The Dreyfus Corporation pursuant to an agreement in effect through November 30, 2009, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the portfolio’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium- cap stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.35	$ 11.01	$ 10.71	$ 9.69
Ending value (after expenses)	$1,081.00	$1,075.90	$1,076.20	$1,078.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.16	$ 10.69	$ 10.39	$ 9.39
Ending value (after expenses)	$1,018.70	$1,014.18	$1,014.48	$1,015.47

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.14% for Class B, 2.08% for Class C, and 1.88% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2009 (Unaudited)

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—18.7%
Apollo Group, Cl. A	83,200 [a,b]	5,917,184
Big Lots	139,000 [a,b]	2,923,170
D.R. Horton	64,800 [a]	606,528
DeVry	98,300	4,918,932
DISH Network, Cl. A	308,100 [b]	4,994,301
Dollar Tree	129,400 [b]	5,447,740
Family Dollar Stores	178,900	5,062,870
Ford Motor	437,700 [b]	2,656,839
Fortune Brands	25,600	889,344
GameStop, Cl. A	175,100 [a,b]	3,853,951
Gannett	465,900 [a]	1,663,263
Garmin	204,000 [a]	4,859,280
H & R Block	338,400	5,830,632
Hasbro	160,100	3,880,824
Leggett & Platt	107,400 [a]	1,635,702
Liberty Global, Cl. A	261,900 [a,b]	4,161,591
Panera Bread, Cl. A	59,600 [a,b]	2,971,656
Priceline.com	34,700 [a,b]	3,870,785
Ross Stores	26,700	1,030,620
Sherwin-Williams	62,500 [a]	3,359,375
Snap-On	75,600	2,172,744
Wyndham Worldwide	282,300	3,421,476
Yum! Brands	18,300	610,122
		76,738,929
Consumer Staples—5.8%
Alberto-Culver	100,000 [a]	2,543,000
ConAgra Foods	319,800	6,095,388
Constellation Brands, Cl. A	215,800 [b]	2,736,344
Dean Foods	256,500 [b]	4,922,235
Del Monte Foods	417,200	3,913,336
Lorillard	31,100	2,107,647
SUPERVALU	111,300	1,441,335
		23,759,285
Energy—9.7%
Alpha Natural Resources	136,100 [a,b]	3,575,347
Arch Coal	46,800 [a]	719,316

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Consol Energy	158,900	5,396,244
Diamond Offshore Drilling	75,300 [a]	6,253,665
Dresser-Rand Group	70,200 [b]	1,832,220
Frontier Oil	259,300 [a]	3,399,423
Murphy Oil	104,500	5,676,440
SEACOR Holdings	21,400 [a,b]	1,610,136
Southwestern Energy	186,600 [b]	7,249,410
Tesoro	319,100 [a]	4,062,143
		39,774,344
Financial—14.4%
American Financial Group	200,800	4,333,264
Ameriprise Financial	111,400	2,703,678
Annaly Capital Management	365,100	5,527,614
Apollo Investment	237,700 [a]	1,426,200
Associated Banc-Corp	279,100 [a]	3,488,750
Digital Realty Trust	13,900 [a]	498,315
Federal Realty Investment Trust	11,000 [a]	566,720
Federated Investors, Cl. B	199,600 [a]	4,808,364
Genworth Financial, Cl. A	166,600	1,164,534
Health Care REIT	17,800 [a]	606,980
Hospitality Properties Trust	179,400 [a]	2,133,066
Host Hotels & Resorts	105,310 [a]	883,551
Hudson City Bancorp	412,700	5,484,783
Jones Lang LaSalle	135,900 [a]	4,448,007
MGIC Investment	411,000 [a]	1,808,400
Nationwide Health Properties	18,700 [a]	481,338
New York Community Bancorp	370,300	3,958,507
Northern Trust	20,000	1,073,600
Plum Creek Timber	32,100 [a]	955,938
Principal Financial Group	94,600 [a]	1,782,264
Protective Life	279,100 [a]	3,192,904
Public Storage	21,300 [a]	1,394,724
SL Green Realty	10,500 [a]	240,870
SLM	87,200 [b]	895,544
TD Ameritrade Holding	211,100 [b]	3,702,694

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Transatlantic Holdings	5,200	225,316
UDR	23,215 [a]	239,811
Unitrin	53,500	643,070
Vornado Realty Trust	275	12,383
Weingarten Realty Investors Trust	14,100	204,591
		58,885,780
Health Care—13.1%
AmerisourceBergen	266,400	4,725,936
Cephalon	12,600 [a,b]	713,790
CIGNA	254,900	6,140,541
Endo Pharmaceuticals Holdings	146,400 [a,b]	2,623,488
Gen-Probe	93,400 [b]	4,014,332
IMS Health	132,000	1,676,400
Masimo	42,400 [a,b]	1,022,264
Mettler-Toledo International	37,700 [b]	2,908,555
Millipore	64,500 [b]	4,528,545
Mylan	362,800 [a,b]	4,734,540
Omnicare	180,100 [a]	4,639,376
Resmed	59,400 [b]	2,419,362
Sepracor	268,800 [b]	4,655,616
Universal Health Services, Cl. B	97,200	4,748,220
Warner Chilcott, Cl. A	316,900 [a,b]	4,167,235
		53,718,200
Industrial—9.8%
Alliant Techsystems	55,100 [a,b]	4,538,036
Avery Dennison	19,500	500,760
C.H. Robinson Worldwide	32,200	1,679,230
Cintas	25,100	573,284
Corporate Executive Board	137,700 [a]	2,858,652
Dun & Bradstreet	8,700	706,527
Equifax	24,400	636,840
Flowserve	64,500 [a]	4,502,745
Fluor	105,700	5,421,353
ITT	125,100	5,566,950
Jacobs Engineering Group	82,600 [a,b]	3,476,634

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
L-3 Communications Holdings	54,100	3,753,458
Pall	167,500	4,448,800
Pitney Bowes	39,200	859,656
Stericycle	15,900 [b]	819,327
		40,342,252
Information Technology—15.0%
ADTRAN	230,700 [a]	4,953,129
Alliance Data Systems	78,500 [a,b]	3,233,415
Cree	199,600 [a,b]	5,866,244
Cypress Semiconductor	472,600 [a,b]	4,347,920
Diebold	167,700	4,420,572
Dolby Laboratories, Cl. A	93,200 [a,b]	3,474,496
Fidelity National Information Services	246,700	4,924,132
Fiserv	74,200 [b]	3,390,940
FLIR Systems	199,800 [a,b]	4,507,488
Ingram Micro, Cl. A	268,200 [b]	4,693,500
Linear Technology	22,300 [a]	520,705
Novell	1,069,600 [b]	4,845,288
Nuance Communications	293,300 [a,b]	3,545,997
Sohu.com	88,900 [a,b]	5,585,587
VeriSign	23,200 [b]	428,736
Xilinx	129,700 [a]	2,653,662
		61,391,811
Materials—6.9%
Allegheny Technologies	4,000 [a]	139,720
Cliffs Natural Resources	186,400	4,561,208
Crown Holdings	162,400 [b]	3,920,336
Eastman Chemical	137,700 [a]	5,218,830
Nalco Holding	260,000	4,378,400
Pactiv	214,400 [b]	4,652,480
Sealed Air	38,000	701,100

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Terra Industries	17,500	423,850
Walter Energy	36,200 [a]	1,311,888
Worthington Industries	230,900 [a]	2,953,211
		28,261,023
Telecommunication Services—.5%
CenturyTel	28,700 [a]	881,090
Embarq	28,000	1,177,680
		2,058,770
Utilities—6.0%
AGL Resources	43,000	1,367,400
Ameren	39,600	985,644
American Water Works	66,197	1,265,025
Aqua America	25,900 [a]	463,610
CMS Energy	42,800 [a]	517,024
DTE Energy	30,200	966,400
Mirant	296,000 [b]	4,659,040
NRG Energy	44,900 [b]	1,165,604
NSTAR	19,400 [a]	622,934
PG & E	63,200	2,429,408
PPL	133,400	4,396,864
UGI	165,900	4,228,791
Xcel Energy	73,000	1,343,930
		24,411,674
Total Common Stocks
(cost $389,657,661)		409,342,068

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $605,000)	605,000 [c]	605,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—25.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $104,954,982)	104,954,982 [c]	104,954,982
Total Investments (cost $495,217,643)	125.6%	514,902,050
Liabilities, Less Cash and Receivables	(25.6%)	(105,110,239)
Net Assets	100.0%	409,791,811

a	All or a portion of these securities are on loan. At June 30, 2009, the total market value of the fund’s securities on loan is $100,909,944 and the total market value of the collateral held by the fund is $104,954,982.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	25.7	Energy	9.7
Consumer Discretionary	18.7	Materials	6.9
Information Technology	15.0	Utilities	6.0
Financial	14.4	Consumer Staples	5.8
Health Care	13.1	Telecommunication Services	.5
Industrial	9.8		125.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $100,909,944)—Note 1(b):
Unaffiliated issuers			389,657,661	409,342,068
Affiliated issuers			105,559,982	105,559,982
Cash				44,728
Receivable for investment securities sold				1,848,405
Dividends and interest receivable				769,358
Receivable for shares of Common Stock subscribed				165,334
Prepaid expenses				28,321
				517,758,196
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				389,379
Liability for securities on loan—Note 1(b)				104,954,982
Payable for shares of Common Stock redeemed				2,364,047
Accrued expenses				257,977
				107,966,385
Net Assets ($)				409,791,811
Composition of Net Assets ($):
Paid-in capital				727,666,904
Accumulated undistributed investment income—net				2,295,730
Accumulated net realized gain (loss) on investments				(339,855,230)
Accumulated net unrealized appreciation
(depreciation) on investments				19,684,407
Net Assets ($)				409,791,811

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	393,539,114	5,999,205	7,243,221	3,010,271
Shares Outstanding	17,447,184	278,343	335,377	132,344
Net Asset Value
Per Share ($)	22.56	21.55	21.60	22.75

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,427,586
Affiliated issuers	2,539
Income from securities lending	357,150
Total Income	4,787,275
Expenses:
Management fee—Note 3(a)	1,477,707
Shareholder servicing costs—Note 3(c)	1,025,956
Distribution fees—Note 3(b)	50,262
Prospectus and shareholders’ reports	37,994
Professional fees	37,513
Custodian fees—Note 3(c)	22,782
Directors’ fees and expenses—Note 3(d)	18,340
Registration fees	17,921
Loan commitment fees—Note 2	5,225
Interest expense—Note 2	140
Miscellaneous	23,146
Total Expenses	2,716,986
Less—reduction in management fee
due to undertaking—Note 3(a)	(197,111)
Less—reduction in fees due to
earnings credits—Note 1(b)	(28,330)
Net Expenses	2,491,545
Investment Income—Net	2,295,730
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(195,433,555)
Net unrealized appreciation (depreciation) on investments	217,990,175
Net Realized and Unrealized Gain (Loss) on Investments	22,556,620
Net Increase in Net Assets Resulting from Operations	24,852,350

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Operations ($):
Investment income—net	2,295,730	2,843,738
Net realized gain (loss) on investments	(195,433,555)	(141,346,971)
Net unrealized appreciation
(depreciation) on investments	217,990,175	(267,983,699)
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,852,350	(406,486,932)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(5,759,123)
Class I Shares	—	(22,032)
Class T Shares	—	(42,276)
Net realized gain on investments:
Class A Shares	—	(98,608)
Class B Shares	—	(1,716)
Class C Shares	—	(2,096)
Class I Shares	—	(1,293)
Class T Shares	—	(1,376)
Total Dividends	—	(5,928,520)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	23,227,637	65,218,954
Class B Shares	2,695	44,431
Class C Shares	138,737	637,378
Class I Shares	843,345	2,220,742
Class T Shares	150,635	2,860,126

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	—	5,518,761
Class B Shares	—	1,633
Class C Shares	—	1,827
Class I Shares	—	22,561
Class T Shares	—	42,109
Cost of shares redeemed:
Class A Shares	(67,934,880)	(290,523,851)
Class B Shares	(1,128,349)	(4,254,111)
Class C Shares	(1,336,065)	(5,995,307)
Class I Shares	(2,668,344)	(13,682,098)
Class T Shares	(5,957,856)	(5,498,755)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(54,662,445)	(243,385,600)
Total Increase (Decrease) in Net Assets	(29,810,095)	(655,801,052)
Net Assets ($):
Beginning of Period	439,601,906	1,095,402,958
End of Period	409,791,811	439,601,906
Undistributed investment income—net	2,295,730	—

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited) [a]	December 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	1,056,852	2,076,245
Shares issued for dividends reinvested	—	246,262
Shares redeemed	(3,456,998)	(9,198,036)
Net Increase (Decrease) in Shares Outstanding	(2,400,146)	(6,875,529)
Class Bb
Shares sold	124	1,732
Shares issued for dividends reinvested	—	50
Shares redeemed	(58,832)	(141,555)
Net Increase (Decrease) in Shares Outstanding	(58,708)	(139,773)
Class C
Shares sold	7,187	23,004
Shares issued for dividends reinvested	—	56
Shares redeemed	(70,736)	(204,131)
Net Increase (Decrease) in Shares Outstanding	(63,549)	(181,071)
Class I
Shares sold	42,053	68,438
Shares issued for dividends reinvested	—	746
Shares redeemed	(124,111)	(392,405)
Net Increase (Decrease) in Shares Outstanding	(82,058)	(323,221)
Class Tc
Shares sold	7,375	94,924
Shares issued for dividends reinvested	—	2,115
Shares redeemed	(304,847)	(173,576)
Net Increase (Decrease) in Shares Outstanding	(297,472)	(76,537)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended June 30, 2009, 14,954 Class B shares representing $294,933 were automatically converted to 14,326 Class A shares and during the period ended December 31,2008, 18,908 Class B shares representing $596,144 were automatically converted to 18,040 Class A shares.
c	On the close of business on February 4, 2009, 48,954 Class T shares representing $959,991 were automatically converted to 48,460 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	20.87	38.24	47.92	47.02	44.42	41.91
Investment Operations:
Investment income (loss)—net[a]	.12	.13	.24	.14	.13	(.05)
Net realized and unrealized
gain (loss) on investments	1.57	(17.22)	(2.51)	6.16	6.03	6.34
Total from
Investment Operations	1.69	(17.09)	(2.27)	6.30	6.16	6.29
Distributions:
Dividends from
investment income—net	—	(.28)	(.18)	(.08)	(.09)	—
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)	(3.78)
Total Distributions	—	(.28)	(7.41)	(5.40)	(3.56)	(3.78)
Net asset value,
end of period	22.56	20.87	38.24	47.92	47.02	44.42
Total Return (%)[c]	8.10[d]	(44.73)	(4.76)	13.56	14.40	15.33
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.34[e]	1.22	1.19	1.20	1.16	1.22
Ratio of net expenses
to average net assets	1.23[e]	1.21	1.19[f]	1.20[f]	1.16	1.22[f]
Ratio of net investment
income (loss) to
average net assets	1.20[e]	.40	.50	.29	.29	(.12)
Portfolio Turnover Rate	127.67[d]	91.38	88.97	40.30	37.93	99.93
Net Assets, end of period
($ x 1,000)	393,539	414,176	1,021,924	1,131,962	1,041,238	874,359

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	20.03	36.56	46.33	45.86	43.67	41.57
Investment Operations:
Investment income (loss)—net[a]	.03	(.14)	(.14)	(.23)	(.24)	(.38)
Net realized and unrealized
gain (loss) on investments	1.49	(16.39)	(2.40)	6.02	5.90	6.26
Total from
Investment Operations	1.52	(16.53)	(2.54)	5.79	5.66	5.88
Distributions:
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)	(3.78)
Net asset value, end of period	21.55	20.03	36.56	46.33	45.86	43.67
Total Return (%)[c]	7.59[d]	(45.21)	(5.51)	12.78	13.48	14.46
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25[e]	2.07	1.97	1.97	1.99	2.00
Ratio of net expenses
to average net assets	2.14[e]	2.06	1.97[f]	1.97[f]	1.99	2.00[f]
Ratio of net investment income
(loss) to average net assets	.29[e]	(.45)	(.30)	(.49)	(.54)	(.88)
Portfolio Turnover Rate	127.67[d]	91.38	88.97	40.30	37.93	99.93
Net Assets, end of period
($ x 1,000)	5,999	6,752	17,435	22,388	20,938	15,285

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2009			Year Ended December 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	20.07	36.60	46.36	45.90	43.70	41.58
Investment Operations:
Investment income (loss)—net[a]	.03	(.12)	(.12)	(.20)	(.21)	(.35)
Net realized and unrealized
gain (loss) on investments	1.50	(16.41)	(2.41)	5.98	5.88	6.25
Total from
Investment Operations	1.53	(16.53)	(2.53)	5.78	5.67	5.90
Distributions:
Dividends from net realized
gain on investments	—	(.00)[b]	(7.23)	(5.32)	(3.47)	(3.78)
Net asset value, end of period	21.60	20.07	36.60	46.36	45.90	43.70
Total Return (%)[c]	7.62[d]	(45.16)	(5.48)	12.75	13.49	14.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19[e]	2.02	1.94	1.93	1.93	1.97
Ratio of net expenses
to average net assets	2.08[e]	2.01	1.94[f]	1.93[f]	1.93	1.97[f]
Ratio of net investment income
(loss) to average net assets	.35[e]	(.41)	(.26)	(.43)	(.49)	(.82)
Portfolio Turnover Rate	127.67[d]	91.38	88.97	40.30	37.93	99.93
Net Assets, end of period
($ x 1,000)	7,243	8,005	21,231	26,406	18,166	10,193

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	21.10	38.49	48.25	47.37	44.72	42.04
Investment Operations:
Investment income (loss)—net[b]	.06	(.04)	.29	.16	.12	.15
Net realized and unrealized
gain (loss) on investments	1.59	(17.27)	(2.54)	6.19	6.12	6.31
Total from
Investment Operations	1.65	(17.31)	(2.25)	6.35	6.24	6.46
Distributions:
Dividends from
investment income—net	—	(.08)	(.28)	(.15)	(.12)	—
Dividends from net realized
gain on investments	—	(.00)[c]	(7.23)	(5.32)	(3.47)	(3.78)
Total Distributions	—	(.08)	(7.51)	(5.47)	(3.59)	(3.78)
Net asset value, end of period	22.75	21.10	38.49	48.25	47.37	44.72
Total Return (%)	7.82[d]	(45.03)	(4.67)	13.56	14.48	15.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.00[e]	1.68	1.09	1.18	1.11	.92
Ratio of net expenses
to average net assets	1.88[e]	1.66	1.09[f]	1.18[f]	1.11	.92[f]
Ratio of net investment income
(loss) to average net assets	.56[e]	(.13)	.60	.32	.27	.38
Portfolio Turnover Rate	127.67[d]	91.38	88.97	40.30	37.93	99.93
Net Assets, end of period
($ x 1,000)	3,010	4,524	20,696	15,328	10,312	3,583

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to maximize capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Directors held on March 31, 2009, the Board approved, effective April 9, 2009, a proposal to change the name of the fund from “Dreyfus New Leaders Fund” to “Dreyfus Active MidCap Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 95 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments. Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	409,342,068	—	—	409,342,068
Mutual Funds	105,559,982	—	—	105,559,982
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $153,064 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $66,154,840 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2008. If not applied, $3,059,524 expires in fiscal 2010 and $63,095,316 expires in fiscal 2016. Also, as a result of the fund’s merger with Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, capital losses of $6,119,048 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of acquired capital losses which can be utilized in subsequent years is subject to an annual limitation and is expected to expire in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $5,823,431 and long-term capital gains $105,089.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $20,500, with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed from January 1, 2009 through November 30, 2009 to waive a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $197,111 during the period ended June 30, 2009.

During the period ended June 30, 2009, the Distributor retained $2,064 and $3 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $4,305 and $545 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of their average daily net assets of Class B and

Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended June 30, 2009, Class B, Class C and Class T shares were charged $22,207, $26,657 and $1,398, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and ClassT shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2009, Class A, Class B, Class C and Class T shares were charged $469,804, $7,402, $8,886 and $1,398, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2009, the fund was charged $184,069 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the fund was charged $28,330 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2009, the fund was charged $22,782 pursuant to the custody agreement.

During the period ended June 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $258,250, Rule 12b-1 distribution plan fees $8,369, shareholder services plan fees $85,461, custodian fees $10,253, chief compliance officer fees $1,670 and transfer agency per account fees $59,830, which are offset against an expense reimbursement currently in effect in the amount of $34,454.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $505,482,214 and $559,416,788, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized appreciation on investments was $19,684,407, consisting of $38,586,456 gross unrealized appreciation and $18,902,049 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on April 20, 2009, the Board considered the re-approval of the fund’s Management Agreement through November 30, 2009, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships that the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports furnished to the Manager that were prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed reports furnished to the Manager that were prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended March 31, 2009. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements available to Lipper as of March 31, 2009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was lower than the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group median and at the Expense Universe median. The Board also noted that the fund’s total expense ratio was lower than the Expense Group median and Expense Universe median.

With respect to the fund’s performance, the Board noted that the fund achieved fourth quartile total return rankings (the first quartile being the highest performance ranking group) in the Performance Group and Performance Universe for each reported time period up to 10 years (except for the 10-year ranking in the Performance Universe).

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also noted that the fund’s total return was lower than the fund’s benchmark index for the past three calendar years. The Board noted the February 2009 appointment of new co-primary portfolio managers (the “Portfolio Managers”) for the fund, one of whom delivered a presentation to the Board that described the investment philosophy and process being used to manage the fund, and the transition of the fund’s portfolio that was completed by April 1, 2009.The Board then noted that the Performance Group and Performance Universe reports presented performance as of March 31, 2009, and that it was too soon to assess the relative performance of the Portfolio Managers.The Board also noted the Portfolio Managers’ successful track record and experience in utilizing quantitative investment processes to manage equity portfolios.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”).The Manager’s representatives also reviewed the costs associated with distribution through inter-mediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Manager’s representatives noted that there were no similarly managed institutional separate accounts or commingled funds, or wrap fee accounts, managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution, and their policies and practices regarding soft dollars. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted from the Board meeting held on November 10-11, 2008 the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was not satisfied with the fund’s overall performance record, the Board noted the very recent appointment of the Portfolio Managers, the lack of a performance record for the fund against which to assess the Portfolio Managers’ performance, the Portfolio Managers’ experience and track record in managing equity portfo- lios utilizing proprietary quantitative investment processes, and the prospect for the Portfolio Managers to improve the fund’s relative performance record.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement through November 30, 2009 was in the best interests of the fund and its shareholders.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	August 12, 2009

By:	/s/ James Windels
James Windels
Treasurer

Date:	August 12, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)